UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2026

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 Federal Street, 29th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, $0.01 par value per share	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 27, 2026, STAG Industrial, Inc., a Maryland corporation (the “Company”), and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into amendments (collectively, the “Amendments”) to (i) the note purchase agreement, dated as of December 18, 2014, as amended, among the Company, the Operating Partnership and the noteholders named therein, related to the outstanding $80 million of 4.42% senior unsecured notes, due December 30, 2026, and $20 million of 4.42% senior unsecured notes, due February 20, 2027, (ii) the note purchase agreement, dated as of April 10, 2018, among the Company, the Operating Partnership and the noteholders named therein, related to the $100 million of 4.27% senior unsecured notes, due June 13, 2028, and (iii) the note purchase agreement, dated as of July 8, 2021, among the Company, the Operating Partnership and the noteholders named therein, related to the $275.0 million of 2.80% senior unsecured notes, due September 29, 2031, and $50.0 million of 2.95% senior unsecured notes, due September 28, 2033. The Amendments provide for the release of the Company’s property-owning subsidiaries from their respective guaranty instruments if, among other conditions, the subsidiaries no longer guarantee other indebtedness. The other material terms of each of the note purchase agreements remain unchanged.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, copies of which have been filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively.

Item 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	Series C Unsecured Notes, Series E Unsecured Notes: Third Amendment to Note Purchase Agreement, dated as of October 27, 2026

10.2	Series H Unsecured Notes: First Amendment to Note Purchase Agreement, dated as of October 27, 2026

10.3	Series I Unsecured Notes, Series J Unsecured Notes: First Amendment to Note Purchase Agreement, dated as of October 27, 2026

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
	Name:	Jeffrey M. Sullivan
	Title:	Executive Vice President, General Counsel and Secretary
Dated: October 29, 2026